SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 31, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)

     ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Avado Brands, Inc. (the "Company"), on December 31, 2003, issued a press release announcing that the Company has incurred an event of default for failure to make its December interest payment, due December 1, 2003, on its 9.75% Senior Notes within the 30-day no default grace period, which expired on December 31, 2003. Additionally, the Company will not make its December interest payment, due December 15, 2003, on its 11.75% Senior Subordinated Notes within the 30-day no default grace period, thereby incurring an event of default under the Senior Subordinated Notes as well. These events of default also trigger an event of default under the Company's secured credit facility. The Company is in discussions with the Senior Note Holders and will attempt to negotiate a forbearance agreement.

     On January 2, 2004, the Company issued a press release announcing that it has executed a forbearance agreement, along with its secured credit facility lenders, whereby the secured lenders have agreed not to seek remedies from the Company for existing financial covenant violations and other existing defaults through January 31, 2004. The secured lenders also agreed to provide the Company with $3.0 million in additional liquidity for general corporate purposes.

     The Company also indicated that it plans to file its third quarter Form 10-Q on or before January 9, 2004.

     This amended Form 8-K is being filed to attach as an exhibit the final executed forbearance agreement between the Company and its secured credit facility lenders. The Form 8-K as originally filed on January 5, 2004, inadvertently included a preliminary version of the forbearance agreement as an exhibit.


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

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     10.1 Forbearance agreement, dated as of January 2, 2004, by and among Avado Brands, Inc. as borrower, the lenders signatory thereto, Drawbridge Special Opportunities Fund LP, as collateral agent, and Hilco Capital LP, as administrative agent.

     99.1 Avado Brands, Inc. press release, dated December 31, 2003, announcing failure to make interest payments on its 9.75% Senior Notes and 11.75% Senior Subordinated Notes and ongoing discussions with lenders. (1)

     99.2 Avado Brands, Inc. press release, dated January 2, 2004, announcing forbearance agreement with secured lenders. (1)


     (1) Incorporated by reference to the registrant's Current Report on Form 8-K filed January 5, 2004.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  January 15, 2004


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